                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest reported) April 26, 2005

                              BENTLEY COMMERCE CORP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


          FLORIDA                   0000-27347                   58-2534003
--------------------------------------------------------------------------------
      (State or other               (Commission                 (IRS Employer
jurisdiction of incorporation)      File Number)             Identification No.)


7303 Merchant Court, Sarasota, FL 34240
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (941) 870-4952


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

   The following sets forth certain sales of unregistered securities since the Company's last periodic report. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D.

On April 26, 2005, the Board of Directors accepted a subscription agreement from Lenore Scott for the purchase of 500,000 shares of its unregistered restricted common stock. This issuance was intended to be exempt from registration under section 4(2) of the Securities Act of 1933.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 26, 2005                         BENTLEY COMMERCE CORP.

                                             By: /s/ Bruce Kamm
                                                 -------------------------------
                                                 Name: Bruce Kamm
                                                 Title: CEO

                                             By: /s/ Robert Schumacher
                                                 -------------------------------
                                                 Name: Robert Schumacher
                                                 Title: COO